UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2015

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The 2015 Annual Meeting of Stockholders of MagnaChip Semiconductor Corporation (the “Company”) has been scheduled for August 11, 2015 (the “2015 Annual Meeting”) and will be held via live interactive webcast on the Internet. The record date for the determination of stockholders of the Company entitled to notice of and to vote at the 2015 Annual Meeting or any adjournment or postponement thereof is July 17, 2015.

Because the Company did not hold an Annual Meeting of Stockholders last year, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. In order to be considered timely, such proposals must be received by the Corporate Secretary no later than July 10, 2015. Such proposals must be addressed to MagnaChip Semiconductor Corporation, c/o MagnaChip Semiconductor, Inc., 60 South Market Street, Suite 750, San Jose, CA 95113, Attention: Secretary. This deadline also will apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Exchange Act Rule 14a-4(c).

Additionally, in accordance with the advance notice provisions set forth in the Company’s Bylaws, in order for a stockholder proposal to be submitted outside of Exchange Act Rule 14a-8 or a director nomination submitted by a stockholder to be considered timely, it must be received by the Corporate Secretary no later than June 27, 2015. Such proposals or nominations must be addressed to MagnaChip Semiconductor Corporation, c/o MagnaChip Semiconductor, Inc., 60 South Market Street, Suite 750, San Jose, CA 95113, Attention: Secretary. Stockholder proposals submitted outside of Exchange Act Rule 14a-8 must also comply with Section 1.10 of the Company’s bylaws. A director nomination submitted by a stockholder must also comply with Section 2.15 of the Company’s bylaws and other applicable procedures described therein or established by the Nominating and Corporate Governance Committee of the Company’s Board of Directors.

All stockholder proposals (including those submitted outside of Exchange Act Rule 14a-8 and director nominations submitted by stockholders) must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Safe Harbor for Forward-Looking Statements

Information in this report regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including expectations of the 2015 Annual Meeting, are based upon information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include the impact of the internal investigation, restatement and delayed SEC report filings on the Company’s business, including its customers, suppliers, counterparties, and under the Company’s debt instruments; the extent of any material weakness or significant deficiencies in the Company’s internal control over financial reporting; the outcome of litigation and other claims or proceedings arising out of the restatement; and other risks and uncertainties of the Company’s business detailed from time to time in the Company’s filings with the SEC, including without limitation those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on May 28, 2015, as well as subsequent registration statements, amendments or other reports that the Company may file from time to time with the SEC and/or make available on its website. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: June 17, 2015	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President and General Counsel